UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	January 27, 2021

RESIDEO TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38635	82-5318796
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

901 East 6th Street Austin, Texas	78702
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(763) 954-5204

Registrant's Former Name or Address, if changed since last report:	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	REZI	New York Stock Exchange

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

On January 27, 2021, in connection with a potential refinancing of certain of the existing indebtedness of Resideo Funding (as defined below), Resideo Technologies, Inc. (the "Company") issued a press release announcing preliminary unaudited financial results for the three months ended December 31, 2020, a copy of which is being furnished as Exhibit 99.1 hereto.  The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Item 8.01 Other Events

On January 28, 2021, Resideo Funding Inc., a wholly-owned subsidiary of the Company ("Resideo Funding"), called for redemption $140 million aggregate principal amount of its 6.125% Senior Notes due 2026 (the "Notes") pursuant to a notice of conditional partial redemption that will be delivered to all registered holders of the Notes. The partial redemption is conditioned upon the consummation of the refinancing of Resideo Funding’s senior secured credit facilities (including, without limitation, the entry into a new revolving credit facility) on terms and conditions (and in amounts) satisfactory to Resideo Funding in its sole discretion. The redemption price for the Notes is equal to 106.125% of the aggregate principal amount thereof, plus accrued and unpaid interest, to, but not including, the redemption date, which is February 16, 2021, which date is subject to extension if the conditions to the redemption are not satisfied on or prior to such date.  In the event that the conditions specified in the notice of conditional partial redemption are not satisfied after giving effect to any extension to the redemption date, the redemption will not occur.  Upon the partial redemption by Resideo Funding of the Notes, $260  million of aggregate principal amount of the Notes will remain outstanding.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release issued by Resideo Technologies, Inc. dated January 27, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

RESIDEO TECHNOLOGIES, INC.

By:	/s/ Jeannine J. Lane
Name:	Jeannine J. Lane
Title:	Executive Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer

Date: January 28, 2021